CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board, President and Chief Executive Officer of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: FEBRUARY 1, 2006                    /S/ JAMES A. BOWEN
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                                          James A. Bowen, Chairman of the Board,
                                          President and Chief Executive Officer
                                          (principal executive officer)


I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of   Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: FEBRUARY 1, 2006                   /S/ MARK R. BRADLEY
     -------------------                 ---------------------------------------
                                         Mark R. Bradley, Treasurer, Controller,
                                         Chief Financial Officer and Chief
                                         Accounting Officer
                                         (principal financial officer)